13. Income Taxes - (Details- Schedule of deferred income taxes) - USD ($)	Dec. 31, 2019	Dec. 31, 2018
Non-current deferred tax assets:
Retirement benefits	$ 68,169	$ 67,439
Write down of investment(s)	65,420	62,421
Deferred revenue net	59,016	96,090
Other	45,976	23,833
Net operating loss carryforwards	4,661,804	4,150,813
Less: valuation allowance	(4,661,804)	(4,150,813)
Total non-current deferred tax asset	238,581	249,783
Total deferred tax asset	$ 238,581	$ 249,783